UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2020

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

K12 Inc.
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Effective December 16, 2020, Stride, Inc., formerly known as K12 Inc. (the “Company”), filed a Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of K12 Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a change of the Company’s legal name from K12 Inc. to Stride, Inc. (the “Name Change”). The Company subsequently filed a Fifth Restated Certificate of Incorporation of Stride, Inc. (the “Restated Certificate”), reflecting the new name with the Secretary of State of the State of Delaware on December 16, 2020.

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders and there were no other changes in the Restated Certificate. The foregoing summary of the Certificate of Amendment and Restated Certificate does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment and the Restated Certificate, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the Name Change, the Board also approved the Third Amended and Restated Bylaws of Stride, Inc. (the “Restated Bylaws”) to reflect the Name Change. The Restated Bylaws became effective on December 16, 2020. The foregoing summary of the Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Restated Bylaws, which are filed as Exhibit 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of K12 Inc.

3.2	Fifth Restated Certificate of Incorporation of Stride, Inc.

3.3	Third Amended and Restated Bylaws of Stride, Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date: December 16, 2020	By:	/s/ Vincent W. Mathis
	Name:	Vincent W. Mathis
	Title:	Executive Vice President, General Counsel and Secretary